                                                                   Exhibit 3.240

State of Missouri
Matt Blunt, Secretary of State

Corporations Division           James C. Kirkpatrick State Information Center
P.O. Box 778, Jefferson City,   600 W. Main Street, Rm 322, Jefferson City,
MO 65102                        MO 65101

Statement of Change of Registered Agent and/or
Registered Office

By a Foreign or Domestic For Profit or Nonprofit Corporation

Instructions

1. This form is to be used by either a for profit or nonprofit corporation to change either or both the name of its registered agent and/or the address of its existing registered agent.

2. There is a $10.00 fee for filing this statement. It must be filed in DUPLICATE.

3. P.O. Box may only be used in conjunction with a physical street address.

4. Agent and address must be in the State of Missouri.

5. The corporation may not act as its own agent.

Charter No. 00150975

(1) The name of the corporation is: EMCARE PHYSICIAN PROVIDERS, INC.

(2) The address, including street and number; of its present registered office (before change) is: 300-B East High Street, (Address) Jefferson City, MO 65101 (City/State/Zip)

(3) The address, including street and number, of its registered office is hereby changed to:

221 Bolivar Street, (Address) Jefferson City, MO 65101 (P.O. Box may only be used in conjunction with a physical street address) (City/State/Zip)

(4) The name of its present registered agent (before change) is: National Registered Agents Inc.

(5) The name of the new registered agent is: CSC - LAWYERS INCORPORATING SERVICE COMPANY

Authorized signature of new registered agent must appear below:


/s/ Cynthia L. Harris
-------------------------------------
(May attach separate originally
executed written consent to this
form in lieu of this signature)

(6) The address of its registered office and the address of the office of its registered agent, as changed, will be identical.

(7) The change was authorized by resolution duly adopted by the board of directors.

In affirmation of the facts stated above,


/s/ Laura R. Dunlap                                              Laura R. Dunlap
-------------------------------------                             (Printed Name)
Authorized signature o officer,
if applicable, chairman of the board)

Attorney in Fact on behalf of
Robyn E. Bakalar, Assistant Secretary
(Title)

8/16/02
(month/day/year)

STATE OF TEXAS)

COUNTY OF DALLAS)

POWER OF ATTORNEY

NOTICE IS HEREBY GIVEN THAT Robyn E. Bakalar of Emcare, Inc. ("the Company"), a corporation established under the laws of Delaware, and of the subsidiary entities shown on the list appended hereto, does hereby appoint Laura R. Dunlap and Patricia Pizzuto attorneys-in-fact for the Company and for the subsidiary entities, to act for the Company and for the subsidiary entities and in the name of the Company and of the subsidiary entities for the limited purposes authorized herein.

The Company and the subsidiary entities having taken all necessary steps to authorize the changes and the establishment of this Power of Attorney, hereby grants its attorneys-in-fact the power to execute the documents necessary to change the Company's and the subsidiary entities' registered agent and registered office, or the agent and office of similar import, in any jurisdiction.

In the execution of any documents necessary for the purposes set forth herein, Laura R. Dunlap shall exercise the power of Vice President and Patricia Pizzuto shall exercise the power of Secretary, or, in the case of entities having managers or other positions of authority rather than officers such as Vice President or Secretary, the named individuals shall act in such office and with such authority as is required to effect the changes herein contemplated.

This Power of Attorney expires upon the completion and filing of the documents necessary to effect the changes in registered agent and registered office addresses contemplated herein, or when revoked by Robyn Bakalar, which ever shall occur first.

IN WITNESS WHEREOF the undersigned has executed this Power of Attorney on this 8 day of August, 2002.

EmCare, Inc.
Company


By: /s/ Robyn E. Bakalar
    ---------------------------------
    Robyn E. Bakalar
    Assistant Secretary

Subscribed and sworn to before me this 8 day of August, 2002


/s/ Bebbian Seiler
-------------------------------------
Notary Public

State of Missouri
Matt Blunt, Secretary of State

Corporations Division           James C. Kirkpatrick State Information Center
P.O. Box 778, Jefferson City,   600 W. Main Street, Rm 322, Jefferson City,
MO 65102                        MO 65101

Amendment of Articles of Incorporation
(To be submitted in duplicate)

Pursuant to the provisions of the General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

1. The present name of the Corporation is SEC/EmCare Emergency Care, Inc.

The name under which it was originally organized was Physicians Placement Group, Inc.

2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on March 15, 2002 (month/day/year)

3. Article Number 1 is amended to read as follows:

The Name of the corporation is EmCare Physician Providers, Inc.

(If more than one article is to be amended or more space is needed attach additional pages)

4. Of the 1002 shares outstanding, 1002 of such shares were entitled to vote on such amendment.

The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class    Number of Outstanding Shares
------   ----------------------------
common               1002

5. The number of shares voted for and against the amendment was as follows:

Class    No. Voted For   No. Voted Against
------   -------------   -----------------
common        1002               0

6. If the amendment changed the number or par value of authorized shares having a par value, the amount in dollars of authorized shares having a par value as changed is:

     n/a

If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are:

     n/a

7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected:

     n/a

IN WITNESS WHEREOF, the undersigned, Todd Zimmerman (Vice President) has executed this instrument and its Robyn Bakalar (Assistant Secretary) has affixed its corporate seal hereto and attested said seal on March 27, 2002.

Place
CORPORATE SEAL
Here
(If no seal, state "None.")

SEC/Emcare Emergency Care, Inc.
Name of Corporation

ATTEST:


/s/ Robyn Bakalar                       By /s/ Todd Zimmerman
-------------------------------------      -------------------------------------
Secretary or Assistant Secretary           President or Vice President

State of Texas
                   ss
County of Dallas

I, Bebbian Seiler, a Notary Public, do hereby certify that on March 27, 2002, personally appeared before me Todd Zimmerman and Robyn Bakalar who, being by me, first duly sworn, declared that they are the Vice President and Assistant Secretary of SEC/Emcare Emergency Care, Inc. that they signed the foregoing documents as Vice President and Assistant Secretary of the corporation, and that the statements therein contained are true.


(Notarial Seal or Stamp)                /s/ Bebbian Seiler
                                        ----------------------------------------
                                        Notary Public

My commission expires ______

My County of Commission ______

                                State of Missouri

Rebecca McDowell Cook, Secretary of State
P.O. Box 778, Jefferson City, MO 65102
Corporation Division

Statement of Change of Registered Agent and/or
Registered Office
By a Foreign or Domestic For Profit or Nonprofit Corporation

Instructions

1. This form is to be used by either a for profit or nonprofit corporation to change either or both the name of its registered agent and/or the address of its existing registered agent.

2. There is a $10.00 fee for filing this statement. It must be filed in DUPLICATE.

3. P.O. Box may only be used in conjunction with a physical street address.

4. Agent and address must be in the State of Missouri.

5. The corporation may not act as its own agent.

Charter No. 150975

(1) The name of the corporation is: SEC/EMCARE EMERGENCY CARE, INC.

(2) The address, including street and number, of its present registered office (before change) is: 101 South Hanley, (Address) Clayton, MO 63105
(City/State/Zip)

(3) The address, including street and number, of its registered office is hereby changed to:

300-B East High Street, (Address) (.P.O. Box may only be used in conjunction with a physical street address) Jefferson City, MO 65101 (City/State/Zip)

(4) The name of its present registered agent (before change) is: Michael N. Newmark

(5) The name of the new registered agent is: National Registered Agents, Inc .

Authorized signature of new registered agent must appear below:
National Registered Agents, Inc.
C. Baclet, Vice President (May attach separate originally executed written consent to this form in lieu of this signature)

(6) The address of its registered office and the address of the office of its registered agent, as changed, will be identical.

In affirmation of the facts stated above,

/s/ William C. Straub                                          William C. Straub
-------------------------------------                            (Printed Name)
(Authorized signature of officer or,
if applicable, chairman of the board)

CFO & Sr. VP                                                       June 30, 1999

State of Missouri

Rebecca McDowell Cook, Secretary of State

Corporation Division

Amendment of Articles of Incorporation
(To be submitted in duplicate)

Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

1. The present name of the Corporation is Spectrum Emergency Care, Inc.

The name under which it was originally organized was Physicians Placement Group, Inc.

2. An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on November 10, 1998.

3. Article Number 1 is amended to read as follows:

The name of the Corporation is: SEC/EmCare Emergency Care, Inc.

(If more than one article is to be amended or more space is needed attach fly sheet.)

4. Of the 1,002 shares outstanding, 1,002 of such shares were entitled to vote on such amendment. The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class    Number of Outstanding Shares
------   ----------------------------
Common               1,002

5. The number of shares voted for and against the amendment was as follows:

Class    No. Voted For   No. Voted Against
------   -------------   -----------------
Common       1,002              -0-

6. If the amendment changed the number or par value of authorized shares having a par value, the amount in dollars of authorised shares having a par value as changed is: N/A

If the amendment changed the number of authorized shares without par value, the authorized number of shares without par value as changed and the consideration proposed to be received for such increased authorized shares without par value as are to be presently issued are: N/A

7. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, the following is a statement of the manner in which such reduction shall be effected: N/A

IN WITNESS WHEREOF, the undersigned, William F. Miller, III has executed this instrument and its Scott W. Roloff (Secretary or Assistant Secretary) has affixed its corporate seal hereto and attested said seal on the 23 day of November, 1998

Place
CORPORATE SEAL
Here
(If no seal, state "None.")

Spectrum Emergency Care, Inc.
Name of Corporation

ATTEST:


/s/ Scott Roloff                        By /s/ William F. Miler, III
-------------------------------------      -------------------------------------
Secretary or Assistant Secretary           President or Vice President

State of Texas
                   ss.
County of Dallas

I, Paulette Lockwood, a Notary Public, do hereby certify that on this23 day of November, 1998, personally appeared before me William F. Miller who, being by me first duly sworn, declared that he is the President of Spectrum Emergency Care, Inc.. that he signed the foregoing documents as President of the corporation, and that the statements therein contained are true.


(Notarial Seal)                         /s/ Paulette Lockwood
                                        ----------------------------------------
                                        Notary Public

My commission expires

                                STATE OF MISSOURI
                        ROY D. BLUNT, Secretary of State

                              CORPORATION DIVISION

                     Statement of Change of Business Office

                              of a Registered Agent

                      of a Foreign or Domestic Corporation

                                  INSTRUCTIONS

     There is a $5.00 fee for filing this statement. It must be filed in DUPLICATE for the corporation listed in the statement. All copies must be signed and notarized. The registered agent should sign in his individual name, unless the registered agent is a corporation, in which case the statement shall be executed by its president or vice president and verified by him, sealed with the corporate seal and attested by its secretary or an assistant secretary.

     Make check payable to "Director of Revenue."

     This form is for use by a registered agent ONLY.

To: SECRETARY OF STATE
    P.O. Box 778
    Jefferson City, Missouri 65102                          Charter No. 00150975

     The undersigned registered agent, for the purpose of changing its business office in Missouri as provided by the provisions of "The General and Business Corporation Act in Missouri," represents that:

1.   The name of the corporation (in Missouri) is SPECTRUM EMERGENCY CARE, INC.

2.   The name of this registered agent is C T CORPORATION SYSTEM

3. The address, including street number, if any, of the PRESENT business office of the registered agent is 314 North Broadway, St. Louis, Missouri 63102

4. The address, including street number, if any, of the business office of the registered agent is hereby CHANGED TO 906 Olive Street, St. Louis, Missouri 63101

5. Notice in writing of the change has been mailed by the registered agent to the corporation named above.

6. The address of the registered office of the corporation named above and the business office of the registered agent, as changed, is identical.

                                STATE OF MISSOURI
                        ROY D. BLUNT, Secretary of State

                              CORPORATION DIVISION

                   Statement of Change of Registered Agent or

              Registered Office by Foreign or Domestic Corporations

                                  INSTRUCTIONS

     There is a $5.00 fee for filing this statement. It must filed in DUPLICATE.

     The statement should be sealed with the corporate seal. If it does not have a seal, write "no seal" where the seal would otherwise appear.

     The registered office may be, but need not be, the same as the place of business of the corporation but the registered office and the business address of the agent must be the same. The corporation cannot act as its own registered agent.

Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State:

To: SECRETARY OF STATE
    P.O. Box 778
    Jefferson City, Missouri 65102                            Charter No. 150975

     The undersigned corporation, organized existing under the laws of the State of Missouri for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of "The General and Business Corporation Act of Missouri," represents that:

1.   The name of the corporation is Spectrum Emergency Care, Inc.

2. The name of its PRESENT registered agent (before change) is C.T. Corporation System

3. The name of the new registered agent is Mr. Michael N. Newmark, c/o Gallop, Johnson, Neuman

4. The address, including street number, if any, of its PRESENT registered office (before change) is 906 Olive Street, St. Louis, Missouri 63101

5. Its registered office (including street number, if any change is to be made) is hereby CHANGED TO 101 South Hanley, Clayton, Missouri 63105

6. The address of its registered office and the address of the business office of its registered agent, as changed will be identical.

Corp. 58 (1-86)   (Over)

7. Such change was authorized by resolution duly adopted by the board of directors.

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its PRESIDENT, attested by its SECRETARY this 24th day of May, 1988

                                        Spectrum Emergency Care, Inc.
                                        Name of Corporation


          (Corporate Seal)              By /s/ Julian Carr
                                           -------------------------------------
                                           President

      If no seal, state "none".


Attest:


/s/ X
-------------------------------------
Secretary

State of Missouri     )
                      ) ss
County of St. Louis   )

     I, Barbara Dallmeyer, a Notary Public, do hereby certify that on the 24th day of May, 1988, personally appeared before me Julian Carr, who declares he is President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


(Notarial Seal)                         /s/ Barbara Dalleyer
                                        ----------------------------------------
                                        Notary Public

                                        My commission expires

                                STATE OF MISSOURI
                        ROY D. BLUNT, Secretary of State

                              CORPORATION DIVISION

                     Statement of Change of Business Office

                              of a Registered Agent
                      of a Foreign or Domestic Corporation

                                  INSTRUCTIONS

     There is a $5.00fee for filing this statement. It must filed in DUPLICATE for the corporation listed in the statement. All copies must be signed and notarized. The registered agent should sign in his individual name, unless the registered agent is a corporation, in which case the statement shall be executed by its president or vice president and verified by him, sealed with the corporate seal and attested by its secretary or an assistant secretary.

     Make check payable to "Director of Revenue."

     This form is for use by a registered agent ONLY.

To: SECRETARY OF STATE
    P.O. Box 778
    Jefferson City, Missouri 65102                          Charter No. 00150975

     The undersigned registered agent, for the purpose of changing its business office in Missouri as provided by the provisions of "The General and Business Corporation Act in Missouri, represents that:

1.   The name of the corporation (in Missouri) is SPECTRUM EMERGENCY CARE, INC.

2.   The name of this registered agent is C T CORPORATION SYSTEM

3. The address, including street number, if any, of the PRESENT business office of the registered agent is 314 North Broadway, St. Louis, Missouri 63102

4. The address, including street number, if any, of the business office of the registered agent is hereby CHANGED TO 906 Olive Street, St. Louis, Missouri 63101

5. Notice in writing of the change has been mailed by the registered agent to the corporation named above.

6. The address of the registered office of the corporation named above and the business office of the registered agent, as changed, is identical.

     (THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT IS A NATURAL PERSON) IN WITNESS WHEREOF, the undersigned registered agent has caused this report to be executed this _____________________________________ day of
______________________________, 19____.


                                        ----------------------------------------
                                              Signature of Registered Agent

State of ______________________)
                               ) ss
County of _____________________)

On this ___________________ day of _______________________________, in the year
19___, before me, ______________________________________, a Notary Public in and
for said state, personally appeared _____________________________________ known to me to be the person who executed the within Statement of Change of Business Office and acknowledged to me that ____________________ executed the same for the purposes therein stated.


(Notarial Seal)
                                        ----------------------------------------
                                                      Notary Public

                                        My commission expires __________________

     (THE FOLLOWING SHOULD BE EXECUTED ONLY IF THE REGISTERED AGENT IS A CORPORATION) IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its ASSISTANT VICE PRESIDENT, attested by its SECRETARY or ASSISTANT SECRETARY this 8th day of January, 1988.

(Corporate Seal) CT CORPORATION SYSTEM
CORPORATE SEAL
1936
DELAWARE
If no seal, state "none".

                                        CT CORPORATION SYSTEM
                                        Name of Corporation


                                        By /s/ Mary G. Murray
                                           -------------------------------------
                                           Assistant Vice-President

Attest:


/s/
-------------------------------------
Assistant Secretary

State of New York    )
                     )ss
County of New York   )

On this 8th day of January in the year 1988, before me Theresa Alfieri, a Notary Public in and for said state, personally appeared

Mary G. Murray, Assistant Vice President
Name            Title

C T Corporation System known to me to be the person
Name of Corporation

who executed the within Statement of Change of Business Office in behalf of said corporation and acknowledged to me that she executed the same for the purposes therein stated.


/s/ Theresa Alfieri
-------------------------------------
Notary Public

My commission expires _______________

                               ARTICLES OF MERGER

                            (SECTION 351.447, RSMo.)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO. 65101

     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned corporation certify the following:

     (1) SPECTRUM EMERGENCY CARE, INC., a Missouri corporation.

     (2) AMERICARE, INC. a California corporation are hereby merged and SPECTRUM EMERGENCY CARE, INC., a Missouri corporation, is the surviving corporation.

     (3) On May 26, 1981 the board of directors of SPECTRUM EMERGENCY CARE, INC. by duly adopted resolution approved the plan of merger set forth in these articles.

     (4) This plan of merger has been adopted pursuant to Section 351.447 RSMo.

     (5) The resolution of the board of directors of the parent corporation, SPECTRUM EMERGENCY CARE, INC., a Missouri corporation, approving the plan of merger is as follows:

          RESOLVED: That this corporation merge into itself AMERICARE, INC. its subsidiary California Corporation and that the Plan of Merger submitted is hereby approved.

     (6) That the parent corporation SPECTRUM EMERGENCY CARE, INC., a Missouri corporation, is in compliance with the 90 percent ownership requirement of
Section 351.447 RSMo. and will maintain at least 90 per cent ownership of each of the other corporations, party to the merger, until the issuance of the Certificate of Merger by the Secretary of State of Missouri.

     (7) PLAN OF MERGER

     1. SPECTRUM EMERGENCY CARE, INC., a Missouri corporation is the survivor.

     2. All of the property, rights, privileges, leases and patents of AMERICARE, INC., a California corporation are to be transferred to and become the property of SPECTRUM EMERGENCY CARE, INC., a Missouri corporation, the survivor.

     The officers and board of directors of the above named corporations are authorized to execute all deeds, assignments, and documents of every nature which may be needed to effectuate a full and complete transfer of ownership.

     3. The officers and board of directors of SPECTRUM EMERGENCY CARE, INC., a Missouri corporation, shall continue in office until their successors are duly elected and qualified.

     4. The articles of incorporation of the survivor are not amended.

     5. These Articles of Merger shall be effective for all accounting purposes on January 1, 1981.

     IN WITNESS WHEREOF, these Articles of Merger have been executed in duplicate by the aforementioned corporations as of the day and year hereafter acknowledged.

                                        SPECTRUM EMERGENCY CARE, INC.


                                        By /s/ David D. Dayton
                                           -------------------------------------
                                           David D. Dayton, Vice President

(Corporate Seal)

Attest:


/s/ Priscilla M. Bodnar
-------------------------------------
Priscilla M. Bodnar, Asst. Secretary


                                        AMERICARE,


                                        By /s/ David D. Dayton
                                           -------------------------------------
(Corporate Seal)                           David D. Dayton, Vice President

Attest:


/s/ Priscilla M. Bodnar
-------------------------------------
Priscilla M. Bodnar, Asst. Secretary

STATE OF PENNSYLVANIA    )
                         ) SS
COUNTY OF PHILADELPHIA   )

     On this 26th day of May in the year 1981, before me Andrea M. Mace Notary Public in and for said state, personally appeared David D. Dayton, V.P. of AMERICARE, INC. known to me to be the person who executed the within Articles of Merger in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.


/s/ Andrea M. Mace
-------------------------------------
Notary Public

              State of Missouri . . . Office of Secretary of State
                    JAMES C. KIRKPATRICK, Secretary of State

CORPORATION DIVISION

                               Articles of Merger

                       (SECTION 351.447, RSMo. SUPP. 1977)
                  (To be submitted in DUPLICATE by an Attorney)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO. 65101

     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporations certify the following:

     (1)  That TEMPORARY MEDICAL STAFFING SERVICES, INC. of New York
               (Name of Corporation)                        (Parent State)

     (2)  That SPECTRUM EMERGENCY CARE, INC. of Missouri
               (Name of Corporation)            (Parent State)

     (3)  That _______________________________________ of ______________________
               (Name of Corporation)                      (Parent State)

          are hereby merged and that the above named SPECTRUM EMERGENCY CARE,
                                                     (Name of Corporation)
          INC. is the surviving corporation.

     (4)  That the Board of Directors of TEMPORARY MEDICAL STAFFING
                                         (Name of Corporation)
          SERVICES, INC. met on September 26, 1980 and by resolution adopted by a majority vote of the members of such board approved the Plan of Merger set forth in these articles.

     (5)  That the Board of Directors __________________________________________
                                      (Name of Corporation)
          met on _________________________________________ and by resolution adopted by a majority vote of the members of such beard approved the Plan of Merger set forth in these articles.

     (6)  That the Board of Directors __________________________________________
                                      (Name of Corporation)
          met on __________________________________________________ and by
          resolution adopted by a majority vote of the members of such board approved the Plan of Merger set forth in these articles.

     (7) That this plan of merger has been adopted pursuant to Section 351.447, RSMo. Supp. 1977.

     (8) That the resolution of the Board of Directors of the parent corporation, SPECTRUM EMERGENCY CARE, INC., approving the Plan of Merger is as follows:

               RESOLVED: That the Plan of Merger between TEMPORARY MEDICAL STAFFING SERVICES, INC., wholly owned subsidiaries of this corporation is hereby approved.

     (9) That the parent corporation, SPECTRUM EMERGENCY CARE, INC., is in compliance with the 90 per cent ownership requirement of Section
          351.447 RSMo. Supp. 1977, and will maintain at least 90 per cent ownership of each-of the other corporations, party to the merger, until the issuance of the Certificate of Merger by the Secretary of State of Missouri.

     (10) PLAN OF MERGER

          1.   SPECTRUM EMERGENCY INC. of Missouri is the survivor.

          2. All of the property, rights, privileges, leases and patents of the TEMPORARY MEDICAL STAFFING SERVICES, INC. corporation and ______________________________________________corporation are to be transferred to and become the property of SPECTRUM EMERGENCY CARE, INC., the survivor. The officers and board of directors of the above named corporations are authorized to execute all deeds, assignments, and documents of every nature which may be needed to effectuate a full and complete transfer of ownership.

          3. The officers and board of directors of SPECTRUM EMERGENCY CARE, INC. shall continue in office until their successors are duly elected and qualified under the provisions of the by-laws of the surviving corporation.

          4. (To be completed if the parent corporation does not own all of the outstanding shares of each of the subsidiary corporations party to the merger.)

               The consideration paid by the surviving corporation upon surrender of each share of the subsidiary corporation(s) which is not owned by the parent corporation is as follows:

               All of the outstanding shares of the subsidiary corporations are owned by the parent corporation.

          5. (To be completed if the parent corporation is not the surviving corporation.)

               Not applicable

               a.   the outstanding shares of __________________________________
                    parent corporation, shall be exchanged for shares of ________________________, surviving corporation on the following basis:

               b. The proposed merger has been approved by receiving the affirmative vote of at least two-thirds of the outstanding shares of __________________________, parent corporation, entitled to vote thereon at a meeting thereof duly called and held on _____________________________________ at
                    ____________________________________

          6. (To be completed if the surviving corporation is a Missouri corporation.)

               The name of the surviving corporation, SPECTRUM EMERGENCY CARE, INC. is not changed as follows:

          7. The articles of incorporation of the survivor are not amended as follows: _________________ aforementioned corporations as of the day and year hereafter acknowledged.

           (Corporate Seal)             SPECTRUM EMERGENCY CARE, INC.
                                        (Name of Corporation)


Attest:                                 by /s/ David D. Dayton
                                           -------------------------------------
                                           Vice - (President)
                                           David D. Dayton


/s/ Priscilla M. Bodnar
-------------------------------------
Assistant - (Secretary)
Priscilla M. Bodnar


           (Corporate Seal)             TEMPORARY MEDICAL STAFFING
                                        SERVICES, INC.
                                        (Name of Corporation)


Attest:                                 by /s/ David D. Dayton
                                           -------------------------------------
                                           Vice - (President)
                                           David D. Dayton


/s/ Priscilla M. Bodnar
-------------------------------------
Assistant - (Secretary)
Priscilla M. Bodnar

                                        ----------------------------------------
           (Corporate Seal)             (Name of Corporation)


Attest:                                 by
                                           -------------------------------------
                                           (President)

-------------------------------------
(Secretary)

STATE OF Pennsylvania    )
                         ) ss.
COUNTY OF Philadelphia   )

On this day of 7th day of October in the year 1980, before me Geraldine Thomas, Notary Public in and for said state, personally appeared
David D. Dayton, Vice President, SPECTRUM EMERGENCY CARE, INC.
(Name)           (Title)         (Name of Corporation)
known to me to be the person who executed the within Articles of Merger in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.


            (Notary Seal)               /s/ Geraldine Thomson
                                        ----------------------------------------
                                        Notary Public

STATE OF Pennsylvania    )
                         ) ss.
COUNTY OF Philadelphia   )

On this day of 7th day of October in the year 1980, before me Geraldine Thomson, Notary Public in and for said state, personally appeared
David D. Dayton, Vice President, TEMPORARY MEDICAL STAFFING SERVICES, INC.
(Name)           (Title)         (Name of Corporation)
known to me to be the person who executed the within Articles of Merger in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.


            (Notary Seal)               /s/ Geraldine Thomson
                                        ----------------------------------------
                                        Notary Public

STATE OF _____________   )
                         ) ss.
COUNTY OF ____________   )

On this day of _______ day of ___________________ in the year 19______, before me ____________________________________________________________________________,
Notary Public in and for said state, personally appeared _________________________, ______________________, ____________________________,
(Name)                     (Title)                 (Name of Corporation)
known to me to be the person who executed the within Articles of Merger in behalf of said corporation and acknowledged to me that he executed the same for the purposes therein stated.

            (Notary Seal)
                                        ----------------------------------------
                                        Notary Public

              State of Missouri . . . Office of Secretary of State
                    James C. Kirkpatrick, Secretary of State

                               Articles of Merger

                  (To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO 65101

     Pursuant to the provisions of The General and Business Corporation of Missouri, the under undersigned Corporations certify the following:

     (1)  That SPECTRUM EMERGENCY CARE, INC. of Missouri
               (name of corporation)            (parent state)

     (2)  That PHYSICIANS CAREER CONSULTANTS, INC. of Missouri
               (name of corporation                   (parent state)

     (3)  That ____________________________________ of _________________________
               (name of corporation)                   (parent state)

          are hereby merged and that the above named SPECTRUM EMERGENCY
                                                     (name of corporation)
          CARE, INC, is the surviving corporation.

     (4)  That the Board of Directors of SPECTRUM EMERGENCY CARE, INC.
                                         (name of corporation)

          meet on September 16, 1980 and by resolution adopted by a majority vote of the members of such. board approved the Plan of Merger set forth in these articles.

     (5)  That the Board of Directors of PHYSICIANS CAREER CONSULTANTS, INC.
                                         (name of corporation)
          meet on September 26, 1980 and by resolution adopted by a majority vote of the members of such board approved the Plan of Merger set forth in these articles.

     (6)  That the Board of Directors of _______________________________________
                                         (name of corporation)
          meet on _____________ and by resolution adopted by a majority vote of the members of such board approved the Plan of Merger set forth in these articles.

     (7) The Plan of Merger was adopted by the unanimous written consent of the sole shareholder of SPECTRUM EMERGENCY CARE, INC. on September 26, 1980.

     (8) The Plan of Merger shareholder was adopted by the unanimous written consent of the sole shareholder of PHYSICIANS CAREER CONSULTANTS, INC on September 26, 1980.

     (9) The Plan of Merger thereafter was submitted to a vote at the special meeting of the shareholders of ________________________ held on
          _________________________________________________
          at___________________________________ and at such meeting there were_________________________ shares voted and ______________ voted in favor and ______________________________ voted against said plan.

     (10) PLAN OF MERGER

          1.   SPECTRUM EMERGENCY CARE, INC. of Missouri is the survivor.

          2. All of the property, rights, privileges, leases and patents of the PHYSICIANS CAREER CONSULTANTS, INC. are to be transferred to and become the property of SPECTRUM EMERGENCY CARE, INC., the survivor. The officers and board of directors of the above reamed corporations are authorized to execute all deeds, assignments, and documents of every nature which may be needed to effectuate a full and complete transfer of ownership.

          3. The officers and board of directors of SPECTRUM EMERGENCY CARE, INC. shall continue in office until their successors are duly elected and qualified under the provisions of the by-laws of the surviving corporation.

          4. Since all of the issued and outstanding shares of SPECTRUM EMERGENCY CARE, INC., the surviving corporation, and all of the issued and outstanding shares of PHYSICIANS CAREER CONSULTANTS, INC., the merging corporation, are owned by ARA SERVICES, INC., a Delaware corporation, on the effective date of the merger all of the issued and outstanding shares of PHYSICIANS CAREER CONSULTANTS, INC., the merging corporation, shall be cancelled and no shares of the surviving corporation shall be issued in exchange therefor.

          5.   The outstanding shares of _______________________________________
               shall be exchanged for shares of ________________________________
               _____________________ on the following basis:

          6. The articles of incorporation of the survivor are not amended as follows:

IN WITNESS WHEREOF, these Articles of Merger have been, executed in duplicate by the aforementioned corporations as of the day and year hereafter acknowledged.

(CORPORATE SEAL)                        SPECTRUM EMERGENCY CARE, INC.


                                        By /s/ David D. Dayton
                                           -------------------------------------
                                           Vice (President)
                                           David D. Dayton

Attest:                                 PHYSICIANS CAREER CONSULTANTS, INC.


/s/ Priscilla M. Bodnar
-------------------------------------
Assistant (Secretary)                   by /s/ David D. Dayton
Priscilla M. Bodnar                        -------------------------------------
(CORPORATE SEAL)                           Vice (President)
                                           David D. Dayton

Attest:


/s/ Priscilla M. Bodnar
-------------------------------------
Assistant (Secretary)
Priscilla M. Bodnar


(CORPORATE SEAL)                        by
                                           -------------------------------------
                                           (President)

(Secretary)

STATE OF PENNSYLVANIA    )
                         ) ss.
COUNTY OF PHILADELPHIA   )

     I, Georgeen Abel, a notary public, do hereby certify/that on this 30 day of September, 1980, personally appeared before me David D. Dayton who, being by me first duly sworn, declared that he is the Vice President of SPECTRUM EMERGENCY CARE, INC. that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.


                                        /s/ Georgeen Abel
                                        ----------------------------------------
                                        Notary Public

(NOTARIAL SEAL)
My Commission expires

STATE OF PENNSYLVANIA    )
                         ) ss.
COUNTY OF PHILADELPHIA   )

     I, Georgeen Abel, a notary public, do hereby certify/that on this 30 day of September, 1980, personally appeared before me David D. Dayton, who, being by me first duly sworn, declared that he is the Vice President of PHYSICIANS CAREER CONSULTANTS, INC., that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.


                                        /s/ Georgeen Abel
                                        ----------------------------------------
                                        Notary Public

(NOTARIAL SEAL)
My Commission expires

STATE OF _____________   )

COUNTY OF_____________   ) ss.

     I, ___________________________________________________, a notary public, do hereby certify/that on this _________________________ day of________________,
19_________, personally appeared before me______________________________________
___________________________________________________, who, being by me first duly sworn, declared that he is the _________________________________________________
of _______________________________________________________, that he signed the foregoing document as _______________________________________ of the corporation, and that the statements therein contained are true.

                                        ----------------------------------------
                                        Notary Public

(NOTARIAL SEAL)

My commission expires __________________

STATE OF MISSOURI                       OFFICE OF SECRETARY OF STATE

                     AMENDMENT OF ARTICLES OF INCORPORATION

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO. 65102

     Pursuant to the provisions of The General and Business Corporation Law of Missouri, the undersigned Corporation certifies the following:

     (1) The name of the Corporation is PHYSICIANS PLACEMENT GROUP, INC.

     The name under which it was originally organized was PHYSICIANS PLACEMENT GROUP, INC.

     (2) An amendment to the Corporation's Articles of Incorporation was adopted by the shareholders on February 11 1980.

     (3) The amendment adopted is as follows:

          "Resolved that Article One of the Articles of Incorporation be amended to read as follows:

                                   ARTICLE ONE

     The name of the corporation is SPECTRUM EMERGENCY CARE, INC."

     (4) Of the 1002 shares outstanding 1002 of such shares were entitled to vote on such: amendment.

     The number of outstanding shares of any class entitled to vote thereon as a class were as follows:

Class    Number of Outstanding Shares
-----    ----------------------------
Common               1002

     (5) The number of shares voted for and against the amendment was as follows:

Class    No. Voted For   No. Voted Against
-----    -------------   -----------------
Common        1002              None

     IN WITNESS WHEREOF, the undersigned Vice President has executed this instrument and its Assistant Secretary has affixed its corporate seal hereto and attested said seal on the 11 day of February, 1980.

Place
Corporate Seal
Here

                                        PHYSICIANS PLACEMENT GROUP, INC.


ATTEST:


/s/ Priscilla M. Bodnar                 By /s/ David D. Dayton
-------------------------------------      -------------------------------------
Assistant Secretary                        Vice President

STATE OF Pennsylvania    )
                         ) SS
COUNTY OF Philadelphia   )

     I, Georgeen Abel, a notary public, do hereby certify that on this 11 day of February, 1980, personally appeared before me David D. Dayton who, being by me first duly .sworn, declared that he is the Vice President of PHYSICIANS PLACEMENT GROUP, INC., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.


                                        /s/ Georgeen Abel
                                        ----------------------------------------
                                        Notary Public

(NOTARIAL SEAL)

My commission expires

                                ARTICLE OF MERGER
                                       OF
                        PHYSICIANS PLACEMENT GROUP, INC.

     The undersigned corporations, pursuant to the provisions of "The General and Business Corporation Law of Missouri" as amended, hereby execute the following articles of merger:

                                   ARTICLE ONE

     The name of the corporations proposing to merge and the names of the States under the law of which such corporations are organized, are as follows:

Name of Corporation                    State of Incorporation
-------------------                    ----------------------
PHYSICIANS PLACEMENT GROUP, INC.       Missouri
THE CHURCHILL MANAGEMENT GROUP, INC.   New York

                                   ARTICLE TWO

     The laws of New York the State under which such foreign corporation is organized, permit such merger.

                                  ARTICLE THREE

     The name of the surviving corporation shall be PHYSICIANS PLACEMENT GROUP, INC. and it shall be governed by the laws of the State of Missouri.

                                  ARTICLE FOUR

     The plan of merger is as follows:

                                 PLAN OF MERGER

     FIRST: PHYSICIANS PLACEMENT GROUP, INC., a corporation organized under the laws of the State of Missouri, shall merge with and into itself and assume the liabilities and obligations of THE CHURCHILL MANAGEMENT GROUP, INC., a corporation organized under the laws of the State of New York. The name of the surviving corporation is PHYSICIANS PLACEMENT GROUP, INC.

     SECOND: The manner and basis of dealing with the outstanding shares of capital stock of the constituent corporations shall be as follows:

     (a) Each share of the capital stock of PHYSICIANS PLACEMENT GROUP, INC. outstanding at the effective date of the merger shall continue to be one share of the capital stock of the Surviving Corporation from and after the effective date of the merger;

     (b) All of the shares of capital stock (whether or not issued and outstanding) of the Merging Corporations and all rights with respect thereto shall be eliminated and shall cease to exist at the effective date of the merger, and the certificates representing such shares shall be cancelled upon the surrender of such shares to the Surviving Corporation and no shares or other securities or obligations or cash of the Surviving Corporation shall be issued in exchange therefor; and

     (c) Each share of the capital stock of the Surviving Corporation continuing outstanding in accordance herewith shall be duly and validly issued, fully paid and nonassessable.

     THIRD: The Articles of Incorporation of PHYSICIANS PLACEMENT GROUP, INC. shall be the Articles of Incorporation of the corporation surviving the merger. No changes or amendments shall be made to the Articles of Incorporation because of the merger.

     FOURTH: The by-laws of PHYSICIANS PLACEMENT GROUP, INC. shall be the by-laws of the corporation surviving the merger.

     FIFTH: The directors and officers of PHYSICIANS PLACEMENT GROUP, INC. shall be the directors and officers of the corporation surviving the merger and shall serve until their successors are selected.

     SIXTH: The officers of each corporation party to the merger shall be and hereby are authorized to do all acts and things necessary and proper to effect the merger.

     SEVENTH: The merger shall be effective on September 28, 1979.

Dated: September 21, 1979.

                                  ARTICLE FIVE

     The Board of Directors of PHYSICIANS PLACEMENT GROUP, INC. met on September 21, 1979 and by resolution adopted by all of the members of such Board approved the plan of merger set forth in these articles, which plan thereafter was adopted by the unanimous written consent of the shareholders of PHYSICIANS PLACEMENT GROUP, INC.

     The Board of Directors of THE CHURCHILL MANAGEMENT GROUP, INC. met on September 21, 1979 and by resolution adopted by all of the members of such Board approved the plan of merger set forth in these articles, which plan thereafter was adopted by the unanimous written consent of the shareholders of THE CHURCHILL MANAGEMENT GROUP, INC.

                                   ARTICLE SIX

          As to each corporation, the number of shares outstanding, the number of shares entitled to vote are:

                                       Total Number     Total Number
                                         of Shares        of Shares
Name of Corporation                    Outstanding    Entitled to Vote
-------------------                    ------------   ----------------
PHYSICIANS PLACEMENT GROUP, INC.            1,002           1,002
THE CHURCHILL MANAGEMENT GROUP, INC.       29,512          29,512

                                  ARTICLE SEVEN

          As to each corporation, the number of shares voted for and against the plan, respectively are:

                         Total Shares    Total Shares
Name of Corporation        Voted For    Voted Against
-------------------      ------------   -------------
PHYSICIANS PLACEMENT
GROUP, INC.                  1,000           -O-

THE CHURCHILL
MANAGEMENT GROUP, INC.      29,512           -O

                                  ARTICLE EIGHT

     All Provisions of the law of the State of Missouri and the State of New York applicable to the proposed merger have been complied with.

     IN WITNESS WHEREOF, said PHYSICIANS PLACEMENT GROUP, INC., corporation existing under the laws of the State of Missouri, has caused these articles to be executed in its name by its vice-president, and its corporate seal to be thereto affixed, attested by its assistant secretary this 26th day of September, 1979.

                                        PHYSICIANS PLACEMENT GROUP, INC.


                                        By /s/ David D. Dayton
                                           -------------------------------------
                                           David D. Dayton
                                           Vice President

(CORPORATE SEAL)

Attest:


/s/ Priscilla M. Bodnar
-------------------------------------
Priscilla M. Bodnar
Assistant Secretary

     IN WITNESS WHEREOF, THE CHURCHILL MANAGEMENT GROUP, INC., a corporation existing under the laws of the State of New York, has caused these articles to be executed in its name by its vice-president and its corporate seal to be thereto affixed attested by its assistant secretary this 26th day of September, 1979.

                                        THE CHURCHILL MANAGEMENT GROUP, INC.


                                        By /s/ David D. Dayton
                                           -------------------------------------
                                           David D. Dayton
                                           Vice President

(CORPORATE SEAL)

Attest:


/s/ Priscilla M. Bodnar
-------------------------------------
Priscilla M. Bodnar
Assistant Secretary

STATE OF PENNSYLVANIA    )
                         ) ss.
COUNTY OF PHILADELPHIA   )

     I, Georgeen E. Abel, a Notary Public, do hereby certify that on this 26th day of September, 1979, personally appeared before me David D. Dayton, who, being by me first duly sworn declared that he is the Vice President of PHYSICIANS PLACEMENT GROUP, INC., that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.


                                        /s/ Georgeen E. Abel
                                        ----------------------------------------
                                        Notary Public

My Commission Expires

STATE OF PENNSYLVANIA    )
                         )ss.
COUNTY OF PHILADELPHIA   )

     I, Georgeen E. Abel, a Notary Public, do hereby certify that on this 26th day of September, 1979, personally appeared before me David D. Dayton, who, being by me first duly sworn declared that he is the Vice President of THE CHURCHILL MANAGEMENT GROUP, INC.. that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.


                                        /s/ Georgeen E. Abel
                                        ----------------------------------------
                                        Notary Public

My Commission Expires

TO BE FILED IN TRIPLICATE
NO FEE
Please read instructions on back
of report before attempting to execute.

         Certificate of Change of Registered Agent and Registered Office
                       by Foreign or Domestic Corporations

STATE OF            )
                    ) ss.
           COUNTY   )

To   SECRETARY OF STATE,
     Jefferson City, Missouri.

     The undersigned corporation, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of "The General and Business Corporation Act of Missouri," represents that:

1. The name of the corporation is PHYSICIANS PLACEMENT GROUP, INC.

2. The name of its FORMER registered agent is DOUGLAS D. JOYCE

3. The address, including street and number, if any, of its FORMER registered office is 970 Executive Parkway, St. Louis, MO 63141

4. The name of the NEW registered agent is C.T. CORPORATION SYSTEM

5. Its registered office is hereby CHANGED TO 314 North Broadway, St. Louis, Missouri 63102 (including street and number if any change in the registered office is to be made.)

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7. Such change was authorized by resolution duly adopted by the board of directors.

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Vice President attested by its Assistant Secretary (PRESIDENT OR VICE-PRESIDENT) (SECRETARY OR ASSISTANT SECRETARY) this 12th day of April, A.D. 1979.

                                        PHYSICIANS PLACEMENT GROUP, INC.

(Corporate Seal)                        By: /s/ David D. Dayton
                                            ------------------------------------
                                            PRESIDENT OR VICE-PRESIDENT
                                            David D. Dayton
                                            Vice President

Attest:


/s/ Priscilla M. Bodnar
-------------------------------------
SECRETARY OR ASSISTANT SECRETARY
Priscilla M. Bodnar

STATE OF PENNSYLVANIA    )
                         ) ss.
COUNTY OF PHILADELPHIA   )

     I, Georgeen Abel, a Notary Public, do hereby certify that on the 30 day of April, A.D. 1979, personally appeared before me David D. Dayton who declares he is President or Vice-President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

(Notarial Seal)                         /s/ Georgeen Abel
                                        ----------------------------------------
                                        NOTARY PUBLIC

                                        My Commission Expires:

                           CHANGE OF REGISTERED AGENT
                                  AND OFFICE OF

                                     NOTICE

     This certificate must be filed in duplicate. The corporation cannot act as its own registered agent.

     The registered office may be, but need not be, the same as the place of business of the corporation, but the registered office and the business address of the agent must be the same.

Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State on blanks furnished for that purpose.

                                STATE of MISSOURI
                    James C. Kirkpatrick, Secretary of State
                              Corporation Divisions

          Statement of Change of Registered Agent or Registered Office
                       by Foreign or Domestic Corporations

                                  INSTRUCTIONS

     There is no fee for filing this statement. It must be filed in DUPLICATE (both copies signed and notarized).

     The statement should be sealed with the corporate seal. If it does not have a seal, write "no seal" where the seal would otherwise appear.

     The registered office may be, but need not be, the same as the place of business of the corporation, but the registered office and the business address of the agent must be the same. The corporation cannot act as its own registered agent.

     Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State. These forms are available upon request from the Office of the Secretary of State.

To   SECRETARY OF STATE,
     Jefferson City, Missouri.                                Charter No. 150975

     The undersigned corporation, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of "The General and Business Corporation Act of Missouri," represents that:

1. The name of the corporation is Physicians Placement Group, Inc.

2. The name of its PRESENT registered agent (before change) is Douglas D. Joyce

3. The name of the new registered agent is Douglas D. Joyce

4. The address, including street number, if any, of its PRESENT registered office (before change) is 7701 Forsyth, St. Louis, Missouri 63105

5. Its registered office (including street number, if any change is to be made) is hereby CHANGED TO 970 Executive Parkway, Suite 101, St. Louis, Missouri 63141

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7. Such change was authorized by resolution duly adopted by the board of directors.

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its PRESIDENT OR VICE-PRESIDENT, attested by its SECRETARY OR ASSISTANT SECRETARY this 13 day of October, A.D. 1977.

PHYSICIANS PLACEMENT GROUP, INC.
NAME OF CORPORATION


(Corporate Seal)                        By /s/ Douglas D. Joyce
                                           -------------------------------------
                                           PRESIDENT OR VICE-PRESIDENT

Attest:


/s/
-------------------------------------
SECRETARY OR ASSISTANT SECRETARY

STATE OF MISSOURI     )
                      ) ss.
COUNTY OF ST. LOUIS   )

     I, Christine Bergt, a Notary Public, do hereby certify that on the 13th day of October, A.D. 1977, personally appeared before me Douglas D. Joyce who declares he is President or Vice-President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements contained therein are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                        /s/ Christine Bergt
                                        ----------------------------------------
(Notarial Seal)                         NOTARY PUBLIC

                                        My term expires

                                STATE of MISSOURI

James C. Kirkpatrick, Secretary of State
Corporation Division

Statement of Change of Registered Agent or Registered Office by Foreign or Domestic Corporations

                                  INSTRUCTIONS

     There is no fee for filing this statement. It must be filed in DUPLICATE (both copies signed and notarized). [The statement should be sealed with the corporate seal. If it does not have a seal, write "no seal" where the seal would otherwise appear.

     The registered office may be, but need not be, the same as the place of business of the corporation, but the registered office and the business address of the agent must be the same. The corporation cannot act as its own registered agent.

     Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State. These forms are available upon request from the Office of the Secretary of State.

To SECRETARY OF STATE,
Jefferson City, Missouri.                                     Charter No. 150975

     The undersigned corporation, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of "The General and Business Corporation Act of Missouri," represents that:

1. The name of the corporation is Physicians Placement Group, Inc.

2. The name of its PRESENT registered agent is Mr. Douglas D. Joyce.

3. The address, including street number, if any, of its PRESENT registered office is 111 South Bemiston, Suite 206, Saint Louis, Missouri 63105.

4. The name of the registered agent is CHANGED TO No Change.

5. Its registered office is hereby CHANGED TO 7701 Forsyth Boulevard, Suite 453, Saint Louis, Missouri 63105 (including street number).

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7. Such change was authorized by resolution duly adopted by the board of directors.

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its PRESIDENT OR VICE-PRESIDENT, attested by its SECRETARY OR ASSISTANT SECRETARY this 30th day of August, A.D. 1973

Physicians Placement Group, Inc.
NAME OF CORPORATION

(Corporate Seal)


By /s/ Douglas D. Joyce
   ----------------------------------
   (PRESIDENT)

Attest:


/s/
-------------------------------------
(SECRETARY)

STATE OF Missouri     )
                      ) ss.
COUNTY OF St. Louis   )

     I, Sylvia L. Oller, a Notary Public, do hereby certify that on the 30th day of August, A.D. 1973, personally appeared before me DOUGLAS D. JOYCE who declares he is President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                        /s/ Sylvia L. Oller
                                        ----------------------------------------
(Notarial Seal)                         NOTARY PUBLIC

                                        My term expires January 28, 1977

                                STATE of MISSOURI
                    James C. Kirkpatrick, Secretary of State

                              Corporation Division

         Certificate of Change of Registered Agent and Registered Office
                       by Foreign or Domestic Corporations

                       (TO BE FILED IN DUPLICATE. NO FEE.)
     Please read instructions on back of report before attempting to execute

To   SECRETARY OF STATE,                                      Charter No. 150975
     Jefferson City, Missouri.

     The undersigned corporation, organized and existing under the laws of the State of Missouri for the purpose of changing its registered agent or its registered office, or both, in Missouri as provided by the provisions of "The General and Business Corporation Act of Missouri," represents that:

1. The name of the corporation is PHYSICIANS PLACEMENT GROUP, INC.

2. The name of its FORMER registered agent is MR. DAVID L . JOYCE

3. The address, including street and number, if any, of its FORMER registered office is 3714 Hawkstone Drive, Suite 7, St. Louis, Missouri 63125

4. The name of the registered agent is CHANGED TO MR. DOUGLAS D. JOYCE

5. Its registered office is hereby CHANGED TO 111 S. Bemiston, Suite 206, Clayton, Missouri 63105 (including street and number if any change in the registered office is to be made.)

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7. Such change was authorized by resolution duly adopted by the board of directors.

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its


/s/ Douglas D. Joyce                 , attested by its
-------------------------------------
(PRESIDENT OR VICE PRESIDENT)


/s/                                  , this 4 day of May, A.D. 1972
-------------------------------------
(SECRETARY OR ASSISTANT SECRETARY)


By /s/ Douglas D. Joyce              ,
   ----------------------------------
   (PRESIDENT OR VICE PRESIDENT)

(Corporate Seal)

Attest


/s/                                  ,
-------------------------------------
(SECRETARY OR ASSISTANT SECRETARY)

STATE OF    }
            } ss.
COUNTY OF   }

     I, ________________, a Notary Public, do hereby certify that on the 4 day of May, A.D. 1972, personally appeared before me Douglas D. Joyce who declares he is President or Vice-President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

(Notarial Seal)


/s/
-------------------------------------
NOTARY PUBLIC

My term expires _____________________

                    CHANGE OF REGISTERED AGENT AND OFFICE OF

                        PHYSICIANS PLACEMENT GROUP, INC.

                                     NOTICE

     This certificate must be filed in duplicate. The corporation cannot act as its own registered agent.

     The registered office may be, but need not be, the same as the place of business of the corporation, but the registered office and the business address of the agent must be the same.

Any subsequent change in the registered office or agent must be immediately reported to the Secretary of State on blanks furnished for that purpose.

State of Missouri Office of Secretary of State

                            ARTICLES OF INCORPORATION
                  (To be submitted in duplicate by an attorney)

HONORABLE JAMES C. KIRKPATRICK
SECRETARY OF STATE
STATE OF MISSOURI
JEFFERSON CITY, MO. 65102

     The undersigned natural person(s) of the age of twenty-one years or more for the purpose of forming a corporation under The General and Business Corporation Law of Missouri adopt the following Articles of Incorporation:

                                   ARTICLE ONE

        The name of the corporation is: Physicians Placement Group, Inc.

                                   ARTICLE TWO

     The address, including street and number, if any, of the corporation's initial registered office in this state is:

3714 Hawkstone Drive, Suite 7, St. Louis, Missouri, 63125 and the name of its initial registered agent at such address is:
Mr. David L. Joyce

                                  ARTICLE THREE

     The aggregate number, class and par value, if any, of shares which the corporation shall have authority to issue shall be:

1002 Shares - Common Stock - $1.00 Par Value

     The preferences, qualifications, limitations, restrictions, and the special or relative rights, including convertible rights, if any, in respect of the shares of each class are as follows:

None

                                  ARTICLE FOUR

     The number and class of shares to be issued before the corporation shall commence business, the consideration to be paid therefor and the capital with which the corporation will commence business are as follows:

                                           Par Value (or for shares
                                           without par value, show
                         Consideration     amount of consideration
No. of Shares    Class     to be paid    paid which will be capital)
-------------   ------   -------------   ---------------------------
     1002       Common     $1,002.00     $1,002.00 (1,002 shares at
                                               $1.00 par value)

     The corporation will not commence business until consideration of the value of at least Five Hundred Dollars has been received for the issuance of shares.

                                  ARTICLE FIVE

     The name and place of residence of each incorporator is as follows:

Name:                Street                          City
-----                ------                          ----
Mr. David L. Joyce   3714 Hawkstone Drive, Suite 7   St. Louis, MO 63125

                                   ARTICLE SIX

     The number of directors to constitute the board of directors is Three

                                  ARTICLE SEVEN

     The duration of the corporation is Perpetual

     The corporation is formed for the following purposes: A. To provide by contract, or otherwise licensed physicians to hospitals and clinics.

B. To acquire and dispose of all or any part of the good will, rights, property and business of any person, entity, partnership, association or corporation heretofore or hereafter engaged in any business which the Corporation has power to conduct; to pay for the same in cash or in stocks, bonds or other obligations of the Corporation, or otherwise; and to assume in connection therewith any liabilities of any such person, entity, partnership, association or corporation, and conduct in any lawful manner the whole or any part of the business thus acquired.

C. To make contracts; to borrow money, and to issue, sell or pledge its obligations and evidences of indebtedness, and to pledge, mortgage, and/or hypothecate certain or all of the assets of the corporation to secure the payment thereof; to make any guaranty respecting stock, leases, securities, interest, indebtedness, contract or other obligations, and to do any and all other incidental acts and things necessary to borrow money on the part of the Corporation.

D. To enter into partnerships or joint ventures for carrying on any lawful business for which the Corporation is organized.

E. To act as agent or representative of others for any lawful business purposes.

F. To conduct its lawful business within this State and other states and to qualify for admission to do business in other states and to comply with the laws and regulations pertaining to the doing of business in such other states as may be deemed desirable, expedient and proper from time to time.

G. To purchase, own, hold, sell, transfer, reissue or cancel (but not to vote) shares of its own capital stock if and when the capital of the Corporation is not thereby impaired; to acquire, guarantee, hold, own and vote and to sell, assign, transfer, mortgage, pledge or otherwise dispose of the capital stock, bonds, securities or evidences of indebtedness of any other corporation, domestic or foreign.

H. To do all acts and things necessary, proper, advisable, or convenient for the accomplishment of the purposes and powers set forth herein, or incidental thereto, and all other legal acts permitted general and business corporations.

I. Physicians Placement Group, Inc. shall exercise no control over the manner in which the physician practices. The relationship of the licensed physician to Physicians Placement Group, Inc. is that of an independent contractor and is not in any manner to be considered that of employee status.

J. Physicians Placement Group, Inc. is not, in any way, engaged in the practice of medicine.

K. The enumeration of specific powers herein is not intended as an exclusion or waiver of any powers, rights or privileges granted or conferred by the corporation laws of Missouri now or hereafter in force, or the laws of such other states in which this Corporation may from time to time be conducting its business and under which the Corporation may from time to time qualify; nor shall the enumeration or expression of one power or purpose in these Articles be deemed to include another not expressed, although it be of like nature.

     IN WITNESS WHEREOF, these Articles of Incorporation have been signed this 3 day of November, 1971.


                                        /s/ David L. Joyce
                                        ----------------------------------------

STATE OF    )
            ) ss
COUNTY OF   )

     I, Howard H. Hansen, a notary public, do hereby certify that on the 3 day of November, 1971, personally appeared before me, David L. Joyce (and ______________,) who being by me first duly sworn, (severally) declared that he is (they are) the person(s) who signed the foregoing document as incorporator(s), and that the statements therein contained are true.


                                        /s/ Howard H. Hansen
                                        ----------------------------------------
                                        Notary Public

My commission expires _______________, 19__